SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   May 5, 2001
                                                --------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                               333-76801                 52-1495132
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)



343 Thornall Street,  Edison,  New Jersey                            08837
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (732) 205-0600
                                                   -----------------------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.       Other Events
              ------------

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. which are hereby filed pursuant to such letters.



ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99) Computational Materials prepared by Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P.
                                               Morgan Securities Inc. in
                                               connection with Chase Mortgage
                                               Finance Corporation, Multi-Class
                                               Mortgage Pass-Through
                                               Certificates, Series 2001-S3.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CHASE MORTGAGE FINANCE CORPORATION



June 20, 2001
------------------------
                                   By:  /s/ Eileen Lindblom
                                      ------------------------------------------
                                      Name: Eileen Lindblom
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

   (99)            Computational Materials prepared by                  (P)
                   Merrill Lynch, Pierce, Fenner &
                   Smith Incorporated and J.P. Morgan
                   Securities Inc. in connection with
                   Chase Mortgage Finance Corporation,
                   Multi-Class Mortgage Pass-Through
                   Certificates, Series 2001-S3.